Filed Pursuant to Rule 497(k)
Registration No. 333-270997; 811-23859

Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX

Supplement dated May 8, 2026 to the
Summary Prospectus dated October 31, 2025

As explained in the supplement dated December 19, 2025, the Board of Trustees has approved a proposal to reorganize the Fund from a mutual fund into an exchange-traded fund series of Virtus ETF Trust II, subject to shareholder approval. In anticipation of the potential reorganization, the Fund will convert its Investor Class shares into Institutional Class shares immediately after market close on June 12, 2026 (“Class Exchange”). Institutional Class shares have a lower expense ratio than Investor Class shares; as a result, shareholders are expected to benefit from the Class Exchange.

While the Fund currently offers two share classes, Investor Class shares and Institutional Class shares, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are differences in the share class features. Investor Class shares are subject to a distribution and servicing fee of up to 0.25% of the average daily net assets of the class. Institutional Class shares are not subject to this fee. The minimum initial investment amount for Investor Class shares is $2,500 and, after the Class Exchange, the minimum initial investment amount for Institutional Class shares also will be $2,500. Please consult the Fund’s Prospectus for full details on the differences between the classes. Investor Class shares will remain available for purchase until the Class Exchange and shareholders may continue to redeem their Investor Class shares as provided in the Fund’s Prospectus until the Class Exchange.

If shares are not redeemed prior to the Class Exchange, each shareholder that owned Investor Class shares will own Institutional Class shares equal to the aggregate value of the shareholder’s Investor Class shares owned immediately prior to the Class Exchange.

The Class Exchange will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Effective after market close on June 12, 2026, the Investor Class for the Fund will be terminated.

It is currently anticipated that during the second quarter of 2026, shareholders of will receive information soliciting their vote with respect to the proposed reorganization. If approved, the Fund’s reorganization is anticipated to take place during the third quarter of 2026. The Board of Trustees has determined that the Class Exchange is in the best interest of shareholders regardless of whether the proposed reorganization is approved.

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Please retain this supplement with your Summary Prospectus for future reference.